PURCHASE AGREEMENT

     THIS PURCHASE AGREEMENT (the “Agreement”) is made as of the 1st day of May, 2008, by and between The South Financial Group, Inc. (the “Company”), a corporation organized under the laws of the State of South Carolina, with its principal offices at 102 Main Street, Greenville, South Carolina 29601 and the purchaser whose name and address is set forth on the signature page hereof (the “Purchaser”).

     IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

     SECTION 1. Authorization of Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale of up to 250,000,000 shares (the “Shares”) consisting of (1) up to 55,562 shares Mandatory Convertible Non-cumulative Preferred Stock Series 2008ND-V, no par value and $1,000 liquidation preference per share (the “Series ND-V”), (2) up to 184,718 shares of Mandatory Convertible Non-cumulative Preferred Stock Series 2008ND-NV, no par value and $1,000 liquidation preference per share (the “Series ND-NV”), (3) up to 2,248 shares of Mandatory Convertible Non-cumulative Preferred Stock Series 2008D-V, no par value and $1,000 liquidation preference per share (the “Series D-V”), and (4) up to 7,472 shares of Mandatory Convertible Non-cumulative Preferred Stock Series 2008D-NV, no par value and $1,000 liquidation preference per share (the “Series D-NV” and together with the Series ND-V, the Series ND-NV and the Series D-V, the “Preferred Stock”) of the Company. The Preferred Stock shall be convertible into shares (the “Conversion Shares,” the Shares and the Conversion Shares together are referred to as the “Securities”) of the Company’s $1.00 par value Common Stock (the “Common Stock”) and are subject to the terms of conditions of the Certificates of Designations attached to the Articles of Amendment to the Company’s Articles of Incorporation, to be dated as of the date of the Closing or as of such earlier date following the date of this Agreement as the Company may determine (each, a “Certificate of Designation,” and, collectively, the “Certificates of Designations”). The Certificates of Designations shall be substantially in the forms set forth in Exhibit A hereto.

     SECTION 2. Agreement to Sell and Purchase the Shares. At the Closing (as defined in Section 3), the Company will, subject to the terms and conditions of this Agreement, issue and sell to the Purchaser and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares (at the purchase price) shown below:

Number of Shares to Be Purchased	Price Per Share In Dollars	Aggregate Price

Series ND-V:	$1,000	$
Series ND-NV:	$1,000	$
Series D-V:	$1,000	$
Series D-NV:	$1,000	$

     The Company is entering into this same form of purchase agreement with certain other investors (the “Other Purchasers”) and expects to complete sales of the shares of Preferred Stock to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the “Purchasers,” and this Agreement and the purchase agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the “Agreements.” The term “Placement Agent” shall mean Sandler O’Neill & Partners, L.P.

     SECTION 3. Delivery of the Shares at the Closing. The completion of the purchase and sale of the Shares (the “Closing”) shall occur at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104 as soon as practicable and as agreed to by the parties hereto, within five business days following the execution of the Agreements, or on such later date or at such different location as the parties shall agree in writing, but not prior to the date that the conditions for Closing set forth below have been satisfied or waived by the appropriate party (the “Closing Date”).

     At the Closing, the Purchaser shall deliver, in immediately available funds, the full amount of the purchase price for the Shares being purchased hereunder by wire transfer to an account designated by the Company and the Company shall deliver to the Purchaser one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Shares set forth in Section 2 above and bearing the legend set forth in Section 5.6 referring to the fact that the Shares were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(2) thereof and Rule 506 thereunder. The Company will promptly substitute one or more replacement certificates without the legend at such time as the Securities are sold pursuant to the Registration Statement (as defined herein) or the Securities may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can be immediately sold. The name(s) in which the stock certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as part of Appendix I.

     The Company’s obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased hereunder; (b) completion of the purchases and sales under the Agreements with the Other Purchasers; and (c) the accuracy of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing. The Purchaser’s obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the following conditions: (a) each of the representations and warranties of the Company made herein shall be accurate as of the Closing Date; (b) the delivery to the Purchaser by counsel to the Company of a legal opinion in a form reasonably satisfactory to counsel to the Placement Agent; (c) receipt by the Purchaser of a certificate executed by the chief executive officer and the chief financial or accounting officer of the Company, dated as of the Closing Date, to the effect that the representations and warranties of the Company set forth herein are true and correct as of the date of this Agreement and as of such Closing Date and that the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date; (d) the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to the Closing; and (e) the Company having received a minimum of $250,000,000 in commitments to buy Shares (including those Shares to be purchased by the Purchaser hereunder). The Purchaser’s obligations hereunder are expressly not conditioned on the purchase by any or all of the Other Purchasers of the Shares that they have agreed to purchase from the Company, so long as the condition set forth in clause (e) of the preceding sentence is satisfied.

     SECTION 4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

     4.1 Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of South Carolina and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Effect (as defined herein). The Company’s subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) are listed on Exhibit B to this Agreement. Except as otherwise stated on Exhibit B, each Subsidiary is a direct or indirect wholly owned subsidiary of the Company. Each Subsidiary is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Effect.

     4.2 Bank Holding Company Act. The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHC Act”). The Company's banking subsidiary holds the requisite authority from the South Carolina State Board of Financial Institutions to do business as a state-chartered banking corporation under the laws of the State of South Carolina. The Company and its banking subsidiary are in compliance in all material respects with all laws administered by the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), the Federal Deposit Insurance Corporation (the “FDIC”) and any other federal or state bank regulatory authorities (together with the Federal Reserve Board and the FDIC, the “Bank Regulatory Authorities”) with jurisdiction over the Company and its subsidiaries, except for failures to be so in compliance that would not, individually or in the aggregate, have a Material Adverse Effect

     4.3 Reporting Company; Form S-3. The Company is a “well-known seasoned issuer” (as defined in Rule 405 promulgated under the Securities Act) eligible to register the Securities for resale by the Purchaser on a registration statement on Form S-3 under the Securities Act. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed all reports required thereby. Provided none of the Purchasers is deemed to be an underwriter with respect to any shares, to the Company’s knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant’s consents) that reasonably could be expected to prohibit or materially delay the preparation and filing of a registration statement on Form S-3 that will be available for the resale of the Shares by the Purchaser.

     4.4 Authorized Capital Stock. The Company had duly authorized and validly issued outstanding capitalization as set forth under the heading “Capitalization” in the confidential Private Placement Memorandum dated May 1, 2008 prepared by the Company (including all exhibits, supplements and amendments thereto, the “Private Placement Memorandum”) as of the date set forth therein; the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Private Placement Memorandum. Except for options, restricted stock, restricted stock units and similar securities issued under the Company’s existing shareholder-approved equity compensation plans, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. Except for the conversion rights set forth on Schedule, 4.4, with respect to each of the Subsidiaries (i) all the issued and outstanding shares of such Subsidiary’s capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and (ii) there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of such Subsidiary’s capital stock or any such options, rights, convertible securities or obligations.

     4.5 Issuance, Sale and Delivery of the Shares. The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be validly issued, fully paid and nonassessable, and will conform in all material respects to the description thereof set forth in the Private Placement Memorandum. The Company shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Shares, the full number of shares of Common Stock issuable upon the conversion of all the Shares from time to time outstanding. No preemptive rights or other rights to subscribe for or purchase any shares of preferred stock of the Company exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. The shares of Common Stock that may be issued upon conversion of the Shares have been duly authorized, and upon such issuance will be validly issued, fully paid and nonassessable and no preemptive rights or other rights to subscribe for or purchase any shares of Common Stock of the Company exist with respect to the issuance of such shares. No stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company’s intention to file the Registration Statement (as hereinafter defined)) to require the Company to register the sale of any capital stock owned by such stockholder under the Registration Statement. No further approval or authority of the stockholders or the Board of

Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

     4.6 Due Execution, Delivery and Performance of the Agreements. The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. This Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights and the application of equitable principles relating to the availability of remedies, and subject to 12 U.S.C. §1818(b)(6)(D) (or any successor statute) and similar bank regulatory powers and to the application of principles of public policy, and except as rights to indemnity or contribution, including but not limited to, indemnification provisions set forth in Section 7.3 of this Agreement may be limited by federal or state securities law or the public policy underlying such laws. At Closing, the Articles of Amendment to which the Certificate of Designation will be attached will have been filed with the Secretary of the State of South Carolina and will be in full force and effect and enforceable against the Company in accordance with their terms.

     4.7 Accountants. Each of PricewaterhouseCoopers LLP and KPMG LLP, who have expressed their opinions with respect to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, which is incorporated by reference into the Private Placement Memorandum and incorporated by reference into the Registration Statement and the Prospectus (as defined herein) that forms a part thereof, are registered independent public accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the “1933 Act Rules and Regulations”) and by the rules of the Public Accounting Oversight Board.

     4.8 No Defaults or Consents. The execution and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not (i) violate any provision of the amended and restated articles of incorporation or bylaws of the Company or the organizational documents of any Subsidiary and (ii) except as would not reasonably be expected to result in a Material Adverse Effect, will not (x) result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company or any Subsidiary pursuant to the terms or provisions of, and will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under, or give rise to the accelerated due date of any payment due under, any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which any of the Company or any Subsidiary is a party or by which any of the Company or any Subsidiary or their respective properties may be bound or affected or (y) violate any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to the Company or any Subsidiary or any of their respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental agency or body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares. For the purposes of this Agreement the term “Material Adverse Effect” shall mean a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; provided that a “Material Adverse Effect” shall not be deemed to include any effects to the extent resulting from (i) changes in accounting principles generally accepted in the United States or regulatory accounting requirements applicable to banks or their holding companies generally, (ii) changes in laws, rules or regulations of general applicability or interpretations thereof, (iii) changes in general economic or market conditions in the United States or in the regions in which the Company and/or its Subsidiaries operate or conduct business or general changes in the industries in which the Company and/or its Subsidiaries participate, (iv) the announcement or disclosure of the sale of the Securities or other transactions contemplated by this Agreement or (v) effects caused by any event, occurrence or condition resulting from or relating to the taking of any action in accordance with this Agreement.

     4.9 Contracts. The material contracts to which the Company is a party that are filed pursuant to the Securities Act or the Exchange Act with the Securities and Exchange Commission (the “Commission”) by the Company, have been duly and validly authorized, executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company, enforceable by and against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally, and general equitable principles relating to the availability of remedies, and subject to 12 U.S.C. §1818(b)(6)(D) (or any successor statute) and similar bank regulatory powers and to the application of principles of public policy, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws.

     4.10 Deposit Accounts. The deposit accounts of the Company’s banking subsidiary are insured up to the maximum amount provided by the FDIC and no proceedings for the modification, termination or revocation of any such insurance are pending or threatened.

     4.11 No Actions. Except as disclosed in the Private Placement Memorandum, there are no legal or governmental actions, suits or proceedings pending or, to the Company’s knowledge, threatened against the Company or any Subsidiary before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic, or foreign, which actions, suits or proceedings, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and no labor disturbance by the employees of the Company exists or, to the Company’s knowledge, is imminent, that would reasonably be expected to have a Material Adverse Effect.

     4.12 No Restrictions on Subsidiaries. No Subsidiary of the Company is currently prohibited, directly or indirectly, under any order of the Federal Reserve Board (other than orders applicable to bank holding companies and their subsidiaries generally), or any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the

Company or from transferring any of such Subsidiary's properties or assets to the Company or any other Subsidiary of the Company.

     4.13 Properties. The Company and each Subsidiary has valid title to all the properties and assets described as owned by it in the consolidated financial statements included in the Private Placement Memorandum, free and clear of all liens, mortgages, pledges, or encumbrances of any kind except (i) those, if any, reflected in such consolidated financial statements, or (ii) those that would not reasonably be expected to have a Material Adverse Effect. The Company and each Subsidiary holds its material leased properties under valid and binding leases. The Company and any Subsidiary owns or leases all such material properties as are necessary to its operations as now conducted.

     4.14 No Material Adverse Change. Except as disclosed in the Private Placement Memorandum, since December 31, 2007, (i) the Company and its Subsidiaries have conducted their respective businesses in all material respects in the ordinary course, consistent with prior practice, (ii) except for publicly disclosed ordinary dividends on the Common Stock, the Company has not made or declared any distribution in cash or in kind to its stockholders, (iii) neither the Company nor its Subsidiaries has incurred any liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which are not fully reflected or reserved against in the financial statements described in Section 4.31, except for liabilities that have arisen since such date in the ordinary and usual course of business and consistent with past practice and that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect and (iv) no event or events have occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

     4.15 Intellectual Property. The Company owns, is licensed or otherwise possesses all rights to use, all patents, patent rights, inventions, know-how (including trade secrets and other unpatented or unpatentable or confidential information, systems, or procedures), trademarks, service marks, trade names, copyrights and other intellectual property rights (collectively, the “Intellectual Property”) necessary for the conduct of its business as described in the Private Placement Memorandum, except as would not reasonably be expected to have a Material Adverse Effect. No claims have been asserted against the Company by any person with respect to the use of any such Intellectual Property or challenging or questioning the validity or effectiveness of any such Intellectual Property except as would not reasonably be expected to have a Material Adverse Effect.

     4.16 Compliance. None of the Company nor its Subsidiaries has been advised, nor do any of them have any reason to believe, that it is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, except where failure to be so in compliance would not have a Material Adverse Effect.

     4.17 Business with Cuba. The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida), relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

     4.18 Taxes. The Company and each Subsidiary has filed on a timely basis (giving effect to extensions) all required federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and none of the Company or any subsidiary has knowledge of a tax deficiency that has been or might be asserted or threatened against it, in each case, that could have a Material Adverse Effect. All tax liabilities accrued through the date hereof have been adequately provided for on the books of the Company.

     4.19 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will have been, fully paid or provided for by the Company and all laws imposing such taxes will have been fully complied with.

     4.20 Investment Company. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

     4.21 Offering Materials. Except as provided in Section 8, each of the Company, its directors and officers has not distributed and will not distribute prior to the Closing Date any offering material, including any “free writing prospectus” (as defined in Rule 405 promulgated under the Securities Act), in connection with the offering and sale of the Shares other than the Private Placement Memorandum or any amendment or supplement thereto. The Company has not in the past nor will it hereafter take any action independent of the Placement Agent to sell, offer for sale or solicit offers to buy any securities of the Company that could result in the initial sale of the Shares not being exempt from the registration requirements of Section 5 of the Securities Act.

     4.22 Insurance. The Company maintains insurance underwritten by insurers of recognized financial responsibility, of the types and in the amounts that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, with such deductibles as are customary for companies in the same or similar business, all of which insurance is in full force and effect.

     4.23 Additional Information. The information contained in the following documents, which the Placement Agent has furnished to the Purchaser (it being understood that all documents publicly filed with or publicly furnished to the Commission shall be deemed “furnished” by the Placement Agent for purposes of this Section 4.23), or will furnish prior to the Closing, as of the dates thereof, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading:

     (a) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007;

     (b) the Company’s Definitive Proxy Statement for Annual Meeting of stockholders to be held May 6, 2008;

     (c) the Company’s Current Reports on Form 8-K filed with the Commission on March 18, 2008 and April 22, 2008; and

     (d) the Private Placement Memorandum, including all addenda and exhibits thereto, other than this Agreement and appendices and exhibits hereto.

     The documents incorporated by reference in the Private Placement Memorandum or attached as exhibits thereto, at the time they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder (the “1934 Act Rules and Regulations” and, together with the 1933 Act Rule and Regulations, the “Rules and Regulations”). In the past 12 calendar months, the Company has filed all documents required to be filed by it prior to the date hereof with the Commission pursuant to the reporting requirements of the Exchange Act.

     4.24 Price of Common Stock. The Company has not taken, and will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or that would reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of the Common Stock to facilitate the sale of the Preferred Stock.

     4.25 Use of Proceeds. The Company shall use the proceeds from the sale of the Shares as described under “Use of Proceeds” in the Private Placement Memorandum.

     4.26 Non-Public Information. Subject to Section 8, the Company hereby represents that it has not disclosed to the Purchaser, whether in the Private Placement Memorandum or otherwise, information that would constitute material non-public information as of the Closing Date other than the existence of the transaction contemplated hereby.

     4.27 Use of Purchaser Name. Except as otherwise required by applicable law or regulation the Company shall not use the Purchaser’s name or the name of any of its affiliates in any advertisement, announcement, press release or other similar public communication unless it has received the prior written consent of the Purchaser for the specific use contemplated which consent shall not be unreasonably withheld.

     4.28 Related Party Transactions. No transaction has occurred between or among the Company, on the one hand, and its affiliates, officers or directors on the other hand, that is required to have been described under applicable securities laws in its Exchange Act filings and is not so described in such filings.

     4.29 Off-Balance Sheet Arrangements. There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

     4.30 Governmental Permits, Etc. The Company and each Subsidiary has all franchises, licenses, certificates and other authorizations from such federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to posses currently such franchises, licenses, certificates and other authorizations is not reasonably expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permit that, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

     4.31 Financial Statements. The consolidated financial statements of the Company and the related notes and schedules thereto included in its Exchange Act filings fairly present the financial position, results of operations, stockholders’ equity and cash flows of the Company and its consolidated Subsidiaries at the dates and for the periods specified therein. Such financial statements and the related notes and schedules thereto have been prepared in accordance with accounting principles generally accepted in the United States consistently applied throughout the periods involved (except as otherwise noted therein) and all adjustments necessary for a fair presentation of results for such periods have been made; provided, however, that the unaudited financial statements are subject to normal year-end audit adjustments (which are not expected to be material) and do not contain all footnotes required under generally accepted accounting principles.

     4.32 Listing Compliance. The Company is in compliance with the requirements of the Nasdaq Global Select Market (“Nasdaq”) for continued quotation of the Common Stock thereon. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the quotation of the Common Stock on Nasdaq, nor has the Company received any notification that the Commission or Nasdaq contemplating terminating such registration or quotation. The transactions contemplated by this Agreement will not contravene the rules and regulations of Nasdaq. The Company will comply with all requirements of Nasdaq with respect to the issuance of the Shares and shall cause the Conversion Shares to be quoted on Nasdaq and listed on any other exchange on which the Company’s Common Stock is listed on or before the Closing Date.

     4.33 Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) that are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and the Company’s principal financial officer or persons performing similar functions. The Company is otherwise in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated thereunder.

     4.34 Foreign Corrupt Practices. Neither the Company, nor any Subsidiary, nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any Subsidiary has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     4.35 ERISA. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (herein called “ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any material liability; the Company has not incurred and does not expect to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan”; or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “Pension Plan” for which the Company would have liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

     4.36 Environmental Matters. There has been no storage, disposal, generation, manufacture, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances by the Company or to its knowledge, any Subsidiary (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any Subsidiary in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or that would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind into such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any Subsidiary or with respect to which the Company or any Subsidiary have knowledge; in each of the foregoing cases, except as would not reasonably be expected to have a Material Adverse Effect. As used in this Section 4.36, the terms “hazardous wastes”, “toxic wastes”, “hazardous substances”, and “medical wastes” shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

     4.37 Integration; Other Issuances of Shares. Neither the Company nor its subsidiaries or any affiliates, nor any Person acting on its or their behalf, has issued any securities of the Company which would be integrated with the sale of the Shares to such Purchaser for purposes of the Securities Act or of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or its subsidiaries or affiliates take any action or steps (and neither have they taken any action or steps) that would require registration of any of the Shares under the Securities Act or cause the offering of the Shares to be integrated with other offerings. Assuming the accuracy of the representations and warranties of Purchasers, the offer and sale of the Shares by the Company to the Purchasers pursuant to this Agreement will be exempt from the registration requirements of the Securities Act.

     4.38 Filing of Form 8-K. Prior to 9:30 a.m. on the first business day after the date hereof, the Company shall issue a press release announcing the execution of this Agreement and the Company shall file a Current Report on Form 8-K describing the material terms of the transactions contemplated by this Agreement (for clarification purposes only and without implication to the contrary, the transactions contemplated by this Agreement include only the transaction between the Company and the Purchaser and do not include any other transaction between the Company and any other third party purchaser of the Company’s securities), and attaching as an exhibit to such Form 8-K a form of this Agreement.

     4.39 Shareholder Approval. The Company shall use its reasonable best efforts to obtain as soon as reasonably practicable, but in no event later than 180 days after the Closing Date, the requisite shareholder approval (the “Shareholder Approval”) with respect to the transactions contemplated hereby in a manner that complies with Nasdaq Marketplace Rule 4350(i)(1)(D) and all other relevant rules and regulations of the Nasdaq. If the Company is unable to obtain the Shareholder Approval within 180 days of the Closing Date, it shall use its reasonable best efforts to obtain such approval at (i) the next annual meeting of its shareholders (and each annual meeting thereafter) and (ii) a special meeting of its shareholders to be held every 180 days following its annual meeting in each year (other than 2008) until such Shareholder Approval is obtained.

     4.40 U.S. Real Property Holding Corporation Status. The Company is not, nor has ever been, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended.

     4.41 Shell Company Status. The Company is not, nor has ever been, an issuer of the type described in Rule 144(i)(l) under the Securities Act.

     4.42 Solvency. The Company and each of its Subsidiaries does and will after giving effect to the to the transactions contemplated hereby to occur at the Closing and the sale of securities to the Other Purchasers (a) own assets the fair saleable value of which are (i) greater than the total amount of its liabilities (including known contingent liabilities) and (ii) greater than the amount that will be required to pay the probable liabilities of its existing debts as they become absolute and matured considering the financing alternatives reasonably available to it and (b) not have capital that will be unreasonably small in relation to its business as presently conducted or any contemplated. The Company has no knowledge of any facts or circumstances which lead it to believe that it or any of its

Subsidiaries will be required to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction, and has no present intent to so file.

     SECTION 5. Representations, Warranties and Covenants of the Purchaser. The Purchaser represents and warrants to, and covenants with, the Company that:

     5.1 Experience. (i) The Purchaser is knowledgeable, sophisticated and experienced in financial and business matters, in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and comparable entities, has the ability to bear the economic risks of an investment in the Shares and has reviewed carefully the Private Placement Memorandum and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares; (ii) the Purchaser is acquiring the number of Shares set forth in Section 2 above in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of the Securities or any arrangement or understanding with any other persons regarding the distribution of such Securities (the foregoing representation and warranty not limiting the Purchaser’s right to sell pursuant to the Registration Statement or in compliance with the Securities Act and the Rules and Regulations, or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser’s right to indemnification under Section 7.3); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities, nor will the Purchaser engage in any short sale that results in a disposition of any of the Securities by the Purchaser, except in compliance with the Securities Act and the Rules and Regulations and any applicable state securities laws; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire attached hereto as part of Appendix I, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement (provided that if such information ceases to be true between the date hereof and the effective date of the Registration Statement, the Purchaser may provide the updated information to the Company for incorporation into the Registration Statement) and the Purchaser will notify the Company immediately of any material change in any such information provided in the Registration Statement Questionnaire until such time as the Purchaser has sold all of its Shares or Conversion Shares or, if earlier, until the Company is no longer required to keep the Registration Statement effective; (v) the Purchaser has, in connection with its decision to purchase the number of Shares set forth in Section 2 above, relied solely upon the Private Placement Memorandum and the representations and warranties of the Company contained herein; (vi) the Purchaser has had an opportunity to discuss this investment with representatives of the Company and ask questions of them and (vii) the Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

     5.2 Reliance on Exemptions. The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

     5.3 Confidentiality. For the benefit of the Company, the Purchaser previously agreed with the Placement Agent to keep confidential all information concerning this private placement. The Purchaser understands that the information contained in the Private Placement Memorandum is strictly confidential and proprietary to the Company and has been prepared from the Company’s publicly available documents and other information and is being submitted to the Purchaser solely for such Purchaser’s confidential use. The Purchaser agrees to use the information contained in the Private Placement Memorandum for the sole purpose of evaluating a possible investment in the Shares and the Purchaser acknowledges that it is prohibited from reproducing or distributing the Private Placement Memorandum, this Agreement, or any other offering materials or other information provided by the Company in connection with the Purchaser’s consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents, except to its financial, investment or legal advisors in connection with its proposed investment in the Shares, which or whom the Purchaser will cause to comply with the obligations under this Section 5.3. Further, the Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential. The Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering. In addition, the Purchaser hereby acknowledges that unauthorized disclosure of information regarding this offering may result in a violation of Regulation FD. The obligations under this Section 5.3 will terminate upon the filing by the Company of the 8-K Filing. In addition to the above, the Purchaser shall maintain in confidence the receipt and content of any notice of a Suspension (as defined in Section 5.9 below). The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal procedure, to the extent permitted by applicable law it shall provide the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order.

     5.4 Investment Decision. The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

     5.5 Risk of Loss. The Purchaser understands that its investment in the Shares involves a significant degree of risk, including a risk of total loss of the Purchaser’s investment, and the Purchaser has full cognizance of and understands all of the risk factors related to the Purchaser’s purchase of the Shares, including, but not limited to, those set forth under the caption “Risk Factors” in the Private Placement Memorandum. The Purchaser understands that the market price of the Common Stock has been volatile, that there is no existing market for the Preferred Stock and that no representation is being made as to the future value of the Securities.

     5.6 Legend. The Purchaser understands that, until such time as the Securities are sold pursuant to the Registration Statement or the Securities may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the securities that can then be immediately sold (i.e. currently one year following Closing), the Securities will bear a restrictive legend in substantially the following form:

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SHARES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

     5.7 Transfer Restrictions. Consistent with the legend set forth in Section 5.6, the Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to the Registration Statement, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of the transferred Securities under the Securities Act. As a condition of such transfer (unless effected pursuant to the Registration Statement or under Rule 144), any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement. The certificates representing the Shares and the Conversion Shares may be subject to a stop transfer order for the purpose of enforcing the foregoing provisions, and the Company will instruct the transfer agent to transfer Securities to a transferee if the foregoing provisions are complied with and if, in the case of a transfer pursuant to the Registration Statement, the transferor causes the Prospectus (as defined in Section 5.9) to be delivered to the transferee. At such time as the Securities are no longer required to bear a restrictive legend, the Company agrees that it will, no later than three business days after delivery by the Purchaser to the Company or its transfer agent of a certificate (in the case of a transfer, in the proper form for transfer) representing Securities issued with the foregoing restrictive legend, deliver or cause to be delivered to the Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company shall not make any notation on its records or give instructions to its transfer agent that enlarge the restrictions on transfer set forth in this Section.

     5.8 Residency. The Purchaser’s principal executive offices are in the jurisdiction set forth immediately below the Purchaser’s name on the signature pages hereto.

     5.9 Public Sale or Distribution. The Purchaser hereby covenants with the Company not to make any sale of the Securities under the Registration Statement without complying with the provisions of this Agreement and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), and the Purchaser acknowledges and agrees that Securities sold under the Registration Statement are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares or the Conversion Shares is accompanied by a separate Purchaser’s Certificate of Subsequent Sale: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Securities have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or Blue Sky laws and (B) the prospectus delivery requirement effectively has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus (the “Prospectus”) forming a part of the Registration Statement (a “Suspension”), subject to the provisions of this Section 5.9, until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act, as a result of the Company’s expectation that such registration, any offering thereunder or any use thereof would reasonably be expected to materially and adversely affect or materially interfere with any bona fide transaction or financing under consideration by the Company or would require the disclosure of information that has not been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which would materially and adversely affect the Company. Without the Company’s prior written consent, which consent shall not unreasonably be withheld or delayed, the Purchaser shall not use any written materials to offer the Shares for resale other than the Prospectus, including any “free writing prospectus” as defined in Rule 405 under the Securities Act. The Purchaser covenants that it will not sell any Securities pursuant to said Prospectus during the period commencing at the time when Company gives the Purchaser written notice of the Suspension and ending at the time when the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said Prospectus. Notwithstanding the foregoing, the Company agrees that no Suspension shall be for a period of longer than 45 consecutive days, and all Suspensions in the aggregate shall be for a period no longer than 60 days in any 365 day period. For the purpose of the forgoing sentence two days shall be “consecutive” if the second day is less than five calendar days after the first day. The Purchaser further covenants to notify the Company promptly of the sale of all of its Securities.

     5.10 Organization; Validity; Enforcements. The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) the making and performance of this Agreement by the Purchaser and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party or, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to the Purchaser, (iii) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental agency or body is required on the part of the Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (iv) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or the enforcement of creditor’s rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution, including, but not limited to, the indemnification provisions set forth in Section 7.3 of this Agreement, may be limited by federal or state securities laws or the public policy underlying such laws and (v) there is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement.

     5.11 Short Sales. The Purchaser has not undertaken since the date that it was first contacted regarding the offering contemplated hereby, and shall not undertake prior to the Company filing the Current Report on Form 8-K contemplated by Section 4. 38 of this Agreement, any sales or agreements to sell shares of Common Stock, any short sale of Common Stock, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock (collectively, “Shorting Actions”). Furthermore, the Purchaser agrees that it shall not use Securities to close, settle or otherwise satisfy any contract, agreement, arrangement or transaction entered into as a result of or in connection with any Shorting Action taken at any time prior to the effectiveness of the Registration Statement.

     5.12 Limited Right of First Refusal. Except for the issuance of securities of the Company (or securities convertible into or containing options or rights to acquire securities of the Company) (i) pursuant to any stock option plan or other equity-based compensation plan or arrangement and any shares issued in connection therewith, (ii) as consideration in any merger, consolidation, acquisition or similar business combination, or (iii) that would result in an adjustment to the Conversion Price, Adjusted Conversion Price or

Further Adjusted Conversion Price, or that would result in an additional distribution upon conversion as set forth in Section III(e) of the Certificates of Designation, if the Company engages in any sale of any shares of any Common Stock or any securities convertible into or containing options or rights to acquire any shares of Common Stock, the Company will use its reasonable best efforts to offer, prior to such sale, to the Purchaser (but only if holding more than $5,000,000 liquidation value of shares of Preferred Stock) the right to purchase a pro rata portion of such securities equal to the percentage determined by dividing (i) the sum of (A) the number of shares of Common Stock held by the Purchaser plus (B) the number of shares of Common Stock that may be acquired by the Purchaser upon the conversion of all shares of Preferred Stock held by the Purchaser, by (ii) the sum of (A) the number of shares of Common Stock then outstanding plus (B) the number of shares of Common Stock then purchasable upon exercise of all outstanding options or other rights to acquire any shares of Common Stock and the conversion of all outstanding convertible securities (including the Preferred Stock). The Purchaser will be entitled to purchase all or part of such securities at the same price and on the same terms as such securities are to be offered to other persons or entities. The Purchaser must exercise its purchase rights under this Section 5.12 as soon as practicable under the circumstances following notice from the Company describing in reasonable detail, to the extent known at the time, the securities being offered, the estimated purchase price thereof, the payment terms and the Purchaser’s percentage allotment. If the Purchaser does not elect to participate in the offering within a reasonable period of time under the circumstances (which in no event shall be more than five business days following the aforementioned notice or, in the case of any public offering of securities, within twenty-four hours thereof, or such later time as precedes the pricing of the applicable offering), the Company will be free to sell such securities that the Purchaser has not elected to purchase on terms and conditions not materially more favorable to the purchasers thereof than those offered to the Purchasers of Preferred Stock. The purchase rights provided under this Section 5.12 are not transferable and shall terminate at such time as the Purchaser of Preferred Stock ceases to hold at least 50% of the Preferred Stock purchased hereunder. The foregoing shall not be deemed to require the Company to engage in negotiation with the Purchaser of the pricing or other terms of the applicable securities. The foregoing is subject to any limitations that may be imposed from time to time by the Nasdaq Marketplace Rules or interpretations thereof by the Nasdaq, in each case as may be set forth in writing by the Nasdaq or in the opinion of outside counsel to the Company (which counsel is reasonably acceptable to the Purchasers), and any failure to comply with the foregoing as a result thereof shall not be a breach of this Agreement.

     SECTION 6. Survival of Agreements; Non-Survival of Company Representations and Warranties. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants and agreements made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor. All representations and warranties, made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive for a period of one year following the later of the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

     SECTION 7. Registration of the Shares; Compliance with the Securities Act.

7.1 Registration Procedures and Expenses. The Company shall:

     (a) as soon as practicable, but in no event later than 30 calendar days following the Closing Date (the “Filing Deadline”), prepare and file with the Commission the Registration Statement on Form S-3 (or other appropriate form (which, for so long as the Company is a “well known seasoned issuer,” shall be an “Automatic Shelf Registration Statement,” as those terms are defined in Rule 405 of the Securities Act) that may be used to sell the Securities at market, rather than fixed, prices) relating to the resale of the Securities (including shares of Common Stock issuable as a result of an anti-dilution adjustment to the Conversion Price (as defined in the Certificate of Designations) and any capital stock of the Company issued with respect to the Shares or the Conversion Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise (collectively, the “Registrable Securities”) by the Purchaser and the Other Purchasers from time to time on, which Registration Statement the Company shall have provided to the Purchaser in draft form no less than five calendar days prior to filing;

     (b) if such Registration Statement is not automatically effective upon filing, use its reasonable best efforts, subject to receipt of necessary information from the Purchasers, to cause the Commission to declare the Registration Statement effective upon filing;

     (c) promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of (i) one year after the effective date of the Registration Statement or (ii) such time as the Registrable Securities become eligible for resale by each of the Purchasers pursuant to Rule 144 under the Securities Act without any restrictions as to the securities that can be immediately sold (i.e. currently one-year from Closing); provided that, for the avoidance of doubt, in no event shall the Company have any obligation to keep the Registration Statement effective after such time as all of the Registrable Securities have been sold pursuant to the Registration Statement or Rule 144;

     (d) furnish to the Purchaser with respect to the Registrable Securities registered under the Registration Statement such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Purchaser;

     (e) file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

     (f) bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Registrable Securities pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or brokerage fees, commissions and other sales related expenses incurred by the Purchaser or the Other Purchasers, if any in connection with the offering of the Registrable Securities pursuant to the Registration Statement;

     (g) file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof to the Purchaser promptly after filing;

     (h) issue a press release describing the transactions contemplated by this Agreement on the Closing Date;

     (i) in order to enable the Purchasers to sell the Shares and Conversion Shares under Rule 144 to the Securities Act, for a period of one year from Closing, use its commercially reasonable efforts to comply with the requirements of Rule 144, including without limitation, use its commercially reasonable efforts to comply with the requirements of Rule 144(c)(1) with respect to public information about the Company and to timely file all reports required to be filed by the Company under the Exchange Act;

     (j) ensure that the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading;

     (k) notify the Purchaser in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that the Company shall endeavor that such notice not contain any material, nonpublic information), and, promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission;

     (l) use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the prompt withdrawal of such order or suspension and to notify each Purchaser who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual written notice of the initiation or written threat of any proceeding for such purpose; and

     (m) include in the “plan of distribution” section of the Registration Statement disclosure substantially to the effect that: “The selling stockholders may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by the selling stockholders or borrowed from the selling stockholders or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from the selling stockholders in settlement of those derivatives to close out any related open borrowings of stock.”

     The Company understands that the Purchaser disclaims being an underwriter, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder. A draft of the proposed form of the questionnaire related to the Registration Statement to be completed by the Purchaser is attached hereto as Appendix I.

     7.2 Transfer of Shares and Conversion Shares After Registration. The Purchaser agrees that it will not effect any disposition of the Shares or Conversion Shares or its right to purchase the Shares or Conversion Shares that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities laws, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law (including pursuant to rule 144), and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

7.3 Indemnification. For the purpose of this Section 7.3:

(i) the term “Purchaser/Affiliate” shall mean any affiliate of the Purchaser, including a transferee who is an affiliate of the Purchaser, and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

(ii) the term “Registration Statement” shall include any preliminary prospectus, final prospectus, free writing prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 7.1.

     (a) The Company agrees to indemnify and hold harmless the Purchaser and each Purchaser/Affiliate, against any and all losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or Purchaser/Affiliates may become subject (including in settlement of any litigation or any investigation or proceeding by any governmental agency or body, commenced or threatened, if such settlement is effected with the written consent of the Company, subject to Section 7.3(c) below), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of any breach of the representations, warranties or covenants of the Company set forth herein or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rules 430B, 430C or 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in light of the circumstances under which they were made, and will promptly reimburse each Purchaser and each Purchaser/Affiliate for any reasonable legal and other expenses as such expenses are reasonably incurred by such Purchaser or such Purchaser/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that, subject to Section 7.3(c) below, the Company will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, and the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) any breach of the representations, warranties or covenants of the Purchaser set for herein, or (iii) the inaccuracy of any representation or warranty made by such Purchaser herein.

     (b) The Purchaser will severally, but not jointly with any other Purchaser, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject (including in settlement of any litigation, but only if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statements or omissions contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein; and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Purchaser’s aggregate liability under this Section 7 shall not exceed the amount of net proceeds received by such Purchaser on the sale of the Shares pursuant to the Registration Statement. The Company acknowledges that the information required under Item 507 of Regulation S-K, as it may be amended from time to time, and any other information required by law or regulation (including the requirements of the Financial Industry Regulatory Authority, Inc.) or requested by the SEC in respect of selling shareholders will be the only written information furnished to the Company by or on behalf of any Purchaser expressly for use in the Registration Statement, Prospectus or any amendment or supplement thereto.

     (c) Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3 promptly notify the indemnifying party in writing thereof, but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.3 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party, and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any action without its written consent; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the private placement of Preferred Stock hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the Registration Statement and/or Prospectus that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the positive difference, if any (the “Difference”) between the amount received by such Purchaser from the sale of Securities pursuant to the Registration Statement and the amount such Purchaser paid for such Securities. The relative fault of the Company on the one hand and each Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, the Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     7.4 Termination of Conditions and Obligations. The restrictions imposed by Section 5.9 or Section 7.2 upon the transferability of the Securities shall cease and terminate as to any particular number of the Securities upon the earlier of (i) the passage of one year from the effective date of the Registration Statement covering such Securities and (ii) at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

     7.5 Delay in Filing or Effectiveness of Registration Statement If the Registration Statement is not filed by the Company with the Commission and effective on or prior to the Filing Deadline, then for each day following the Filing Deadline, until but excluding the date the Registration Statement is filed, or if the Registration Statement is not automatically effective upon filing and is not declared effective by the Commission by the Filing Deadline, then for each day following the Filing Deadline, until but excluding the date the Registration Statement becomes effective, the Company shall, for each such day, pay the Purchaser with respect to any such failure, as liquidated damages and not as a penalty, an amount per 30-day period equal to 1.0% of the purchase price paid by such Purchaser for its Shares pursuant to this Agreement; and for any such 30-day period, such payment shall be made no later than three business days following such 30-day period. Any payments made pursuant to this Section 7.5 shall not constitute the Purchaser’s exclusive remedy for such events. Notwithstanding the foregoing provisions, in no event shall the Company be obligated to pay any liquidated damages pursuant to this Section 7.5 (i) to more than one Purchaser in respect of the same Shares for the same period of time or (ii) in an aggregate amount that exceeds 10% of the purchase price paid by the Purchasers for the Shares pursuant to this Agreement. Such payments shall be made to the Purchasers in cash.

     SECTION 8. Purchasers That May Receive Non-Public Information. Notwithstanding anything contained herein to the contrary, the Purchaser may have elected to receive (and therefore received) certain information that may be deemed to be material non-public information (the “Confidential Information”). If so, the Purchaser hereby agrees (i) not to use the Confidential Information for any purpose other than in connection with its evaluation of a possible investment in the Shares, (ii) to keep all Confidential Information confidential and not to disclose or reveal in any manner whatsoever any Confidential Information to any person other than such Purchaser’s representatives who are actively and directly participating in the evaluation of a possible investment in the Shares or otherwise need to know the Confidential Information for such purpose and who have been advised by such Purchaser of, and have agreed to be bound by, the restrictions contained in this Section 8, and (iii) not to effect any transaction in (other than as contemplated by this Agreement) any securities of the Company until the earlier of (A) six months from the date of the Confidentiality Agreement signed by the Purchaser and (B) such time as the Company in its reasonable opinion determines that the Confidential Information is no longer considered material non-public information. The Purchaser further acknowledges that its receipt of the Confidential Information will require that its Shares and Conversion Shares be subject to a stop transfer order with the Company’s transfer agent that restricts the transfer of such shares. The Company agrees promptly to advise the Purchaser if the Confidential Information has been made public or if, in its discretion, the Confidential Information is no longer considered material non-public information.

     SECTION 9. Broker’s Fee. The Purchaser acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Shares to the Purchaser. The Purchaser and the Company agree that the Purchaser shall not be responsible for such fee and that the Company will indemnify and hold harmless the Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Purchaser/Affiliate may become subject with respect to such fee. Each of the parties hereto represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

     SECTION 10. Independent Nature of Purchasers’ Obligations and Rights. The obligations of the Purchaser under this Agreement are several and not joint with the obligations of any Other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any Other Purchaser under the Agreements. The decision of each Purchaser to purchase the Shares pursuant to the Agreements has been made by such Purchaser independently of any other Purchaser. Nothing contained in the Agreements, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreements. The Purchaser acknowledges that no Other Purchaser has acted as agent for the Purchaser in connection with making its investment hereunder and that no Other Purchaser will be acting as agent of the Purchaser in connection with monitoring its investment in the Shares or enforcing its rights under this Agreement. The Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any Other Purchaser to be joined as an additional party in any proceeding for such purpose.

     SECTION 11. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, e-mail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

(a) if to the Company, to:

The South Financial Group, Inc.
102 South Main Street
Greenville, South Carolina 29601
Attention: William Crawford
Facsimile: (864) 239-6423
E-mail:wcrawford@carolinafirst.com

with a copy to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attention: Nicholas G. Demmo
Facsimile: 212.403.2000
E-mail: NGDemmo@wlrk.com

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

     (b) if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

     SECTION 12. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser. Any amendment or waiver effected in accordance with this Section 12 shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

     SECTION 13. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     SECTION 14. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     SECTION 15. Governing Law; Venue. This Agreement is to be construed in accordance with and governed by the federal law of the United States of America and the internal laws of the State of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties. Each of the Company and the Purchaser submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the Company and the Purchaser irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     SECTION 16. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures shall be deemed original signatures.

     SECTION 17. Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

     SECTION 18. Fees and Expenses. Except as set forth herein, each of the Company and the Purchaser shall pay its respective fees and expenses related to the transactions contemplated by this Agreement.

     SECTION 19. Parties. This Agreement is made solely for the benefit of and is binding upon the Purchaser and the Company and to the extent provided in Section 7.3,

any person controlling the Company or the Purchaser, the officers and directors of the Company, and their respective executors, administrators, successors and assigns and subject to the provisions of Section 7.3, no other person shall acquire or have any right under or by virtue of this Agreement. The term “successor and assigns” shall not include any subsequent purchaser, as such purchaser, of the Shares sold to the Purchaser pursuant to this Agreement.

     SECTION 20. Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

[Remainder of Page Left Intentionally Blank]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

THE SOUTH FINANCIAL GROUP, INC. By:_________________________________ Name: Title:

Print or Type:

___________________________________
Name of Purchaser
(Individual or Institution)

___________________________________
Jurisdiction of Purchaser’s Executive Offices

___________________________________
Name of Individual representing
Purchaser (if an Institution)

___________________________________
Title of Individual representing
Purchaser (if an Institution)

Signature by:

Individual Purchaser or Individual
representing Purchaser:

______________________________

Address: ____________________________

Telephone: ___________________________

Facsimile: ____________________________

E-mail: ______________________________